J.P. MORGAN INCOME FUNDS

JPMorgan International Currency Income Fund

JPMorgan Ex-G4 Currency Strategies Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated June 17, 2013

to the Prospectus dated February 28, 2013, as supplemented

Effective June 21, 3013, the portfolio manager information for the JPMorgan International Currency Income Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” on page 4 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Iain Stealey	2013	Executive Director

Also, effective June 21, 2013, the portfolio manager information for the JPMorgan Ex-G4 Currency Strategies Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” on page 10 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Iain Stealey	2013	Executive Director

In addition, on page 23 of the Prospectus, the first paragraph in the section titled “The Funds’ Management and Administration—The Portfolio Managers” for the International Currency Income Fund and Ex-G4 Currency Strategies Fund is hereby deleted in its entirety and replaced by the following:

International Currency Income Fund and Ex-G4 Currency Strategies Fund

The portfolio manager for the Funds is Iain T. Stealey, Executive Director and CFA charterholder. Mr. Stealey became portfolio manager for the Funds in May 2013. An employee of JPMIM since 2002, Mr. Stealey is a portfolio manager in the International Fixed Income Group focusing on high grade bond strategies. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. Mr. Stealey is assisted by multiple specialist sector and research teams who, through an assessment of quantitative and qualitative factors, generate strategy recommendations with respect to interest rate, sector and currency management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CUR-PM-613